Helping Build Twin Cities—The Union Way

The AFL-CIO Housing Investment Trust builds on over 35 years of experience investing union capital responsibly to deliver competitive returns to its participants while generating union construction jobs, affordable housing, and economic and fiscal impacts that benefit the communities where union members live and work.

Economic and Fiscal Impacts of the HIT-Financed Projects in the Twin Cities

65	$1.1B	$1.7B	17.0M	9,598

Projects	HIT Investment	Total Development	Hours of Union	Housing Units
	Amount	Cost	Construction Work	Created or Preserved

$3.4B	20,835	$1.3B	$134.3M	47%

Total Economic	Total Jobs Across	Total Wages	State and Local Tax	Percent Affordable
Impact	Industries	and Benefits	Revenue Generated

PROJECT PROFILE:	PROJECT PROFILE:
SUNDANCE AT SETTLER’S RIDGE	GATEWAY NORTHEAST
The HIT provided $53.5 million of funding for the $69.6 million new construction of the 218-unit Sundance at Settler’s Ridge development in Woodbury, creating an estimated 544,190 hours of union construction work.	The HIT provided $21.0 million in funding for the $38.7 million new construction of the 128-unit Gateway Northeast apartments in Minneapolis, creating an estimated 273,760 hours of union construction work.

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Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. Data is current as of September 30, 2020. Economic impact data is in 2019 dollars and all other figures are nominal.

Helping Build Twin Cities—The Union Way	SEPTEMBER 2020

The Penfield—St. Paul	Union Flats Apartments—St. Paul	Bassett Creek Apartments—Minneapolis

“These HIT-funded projects really help us provide multifamily housing. We have been faced with an affordable housing crisis just like many places, so the more we can build the better it will be for working families. And it seems the HIT is always there to help us out.”

—Dan McConnell, Business Manager

Minneapolis Building and Construction Trades Council

HIGHLIGHTS OF TWIN CITIES INVESTMENTS

Project	Location	HIT Investment	TDC	Construction Work Hours
Riverdale Station East	Coon Rapids	$28,350,000	$38,273,494	325,650
Riverdale Station West	Coon Rapids	$6,925,000	$17,489,676	138,730
Elevate at Southwest Station	Eden Prairie	$49,500,000	$63,510,988	541,000
Bassett Creek Apartments	Minneapolis	$33,609,500	$37,616,980	344,690
Gateway Northeast	Minneapolis	$20,950,000	$38,660,971	273,760
Lake Street Apartments	Minneapolis	$13,500,000	$27,554,885	221,440
The Chamberlain	Richfield	$48,277,000	$62,509,690	420,570
Parker Station Flats	Robbinsdale	$41,393,900	$53,082,171	508,780
Union Flats	St. Paul	$30,630,000	$68,476,863	615,780
Sundance at Settler’s Ridge	Woodbury	$53,545,900	$69,580,136	544,190

Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. Data is current as of September 30, 2020. Economic impact data is in 2019 dollars and all other figures are nominal.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055. Investors should read the current prospectus carefully before investing.

1227 25th Street, NW | Suite 500 | Washington, DC 20037 | 202.331.8055 | www.aflcio-hit.com